MUNIHOLDINGS
FUND II, INC.



FUND LOGO



Annual Report

July 31, 1998




This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.






MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.



The Benefits and
Risks of
Leveraging


MuniHoldings Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.




MuniHoldings Fund II, Inc., July 31, 1998


DEAR SHAREHOLDER


We are pleased to provide you with this first annual report for MuniHoldings Fund II, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (February 27, 1998), through July 31, 1998, the Common Stock of MuniHoldings Fund II, Inc. earned $0.354 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.56%, based on a month-end per share net asset value of $15.01. Over the same period, the total investment return on the Fund's Common Stock was +2.03%, based on a change in per share net asset value from $15.00 to $15.01, and assuming reinvestment of $0.286 per share income dividends.

For the period February 27, 1998 through July 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.02% for Series A and 3.17% for Series B.


The Municipal Market Environment
During the five-month period since the Fund's inception (February 27, 1998) through July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Thus far this year, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns served to push bond yields modestly higher by mid-April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 5 basis points (0.05%) to end the five-month period at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the six-month period at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first seven months of 1998, almost $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the most recent three months, municipalities issued over $75 billion in new securities, an increase of nearly 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. For the first half of 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Recently, municipal bond investors received approximately $30 billion in June and July in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth by as much as 2% in the first half of 1998. Since further trade deterioration is possible in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
In the five months since the Fund's inception, our strategy was to maintain a fully invested posture. This aggressive stance enabled the Fund to perform extremely well in the declining interest rate environment recently experienced by the tax-exempt fixed-income market. Although the market is bound to experience periods of volatility during which setbacks will occur, it is our opinion that these instances should be short-lived. A slow growth, low-inflation economic picture should continue to supply a positive backdrop for debt securities, and the relatively tight technical supply/demand environment for municipal bonds would be likely to cushion any temporary downward moves in tax-exempt bond prices. Because the Fund is already aggressively structured, in the months ahead we expect to concentrate more on improving the call feature of the underlying securities in the portfolio and on adjusting the sector diversification of our holdings.


In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



September 2, 1998




Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
EDA         Economic Development Authority
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes




MuniHoldings Fund II, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                 S&P      Moody's   Face                                                                       Value
STATE          Ratings   Ratings   Amount   Issue                                                             (Note 1a)
Alabama--3.8%    A-        A3     $ 9,750   Phenix City, Alabama, IDB, Environmental Improvement Revenue
                                            Refunding Bonds (Mead Coated Board Project), Series B, 5.25%
                                            due 4/01/2028                                                       $  9,677

Arizona--3.5%    NR*       B1       2,800   Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding
                                            Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023           2,909
                 B         B2       4,000   Pima County, Arizona, IDA, IDR (Tucson Electric Power Co.
                                            Project), Series B, 6% due 9/01/2029                                   4,038
                 NR*       NR*      1,750   Show-Low, Arizona, Improvement District No. 5, 6.375%
                                            due 1/01/2015                                                          1,843

California       AAA       Aaa      5,000   Anaheim, California, Public Financing Authority, Lease
--4.4%           `                          Revenue Bonds (Public Improvement Projects), Sub-Series C,
                                            5.38%** due 9/01/2032 (a)                                                844
                 A         A        1,500   California State Public Works Board, Department of Corrections,
                                            Lease Revenue Bonds (Madera State Prison), Series E, 5.50%
                                            due 6/01/2015                                                          1,592
                 NR*       Aaa      6,500   California Statewide Communities Development Authority, COP,
                                            RITR, Series 24, 6.595% due 12/01/2015 (a)(e)                          6,741
                 NR*       NR*      1,750   Stockton, California, Community Facilites District No. 90-2,
                                            Special Tax Refunding Bonds (Brookside Estates), 6.20% due
                                            8/01/2015                                                              1,820

Colorado--3.1%   NR*       Aa2      2,365   Colorado Housing Finance Authority, S/F Program, Senior
                                            Series A-3, 6.50% due 5/01/2016                                        2,609
                 AAA       Aaa      4,000   Denver, Colorado, City and County Airport Revenue Bonds,
                                            Series A, 5.50% due 11/15/2025 (c)                                     4,139
                 NR*       NR*      1,000   Eaglebend, Colorado, Affordable Housing Corporation, Revenue
                                            Refunding Bonds (M/F Housing Project), Series A, 6.45% due
                                            7/01/2021                                                              1,038

Connecticut      NR*       Baa3     5,000   Mashantucket Western Pequot Tribe, Connecticut, Special
--2.0%                                      Revenue Bonds, Sub-Series B, 5.75% due 9/01/2027                       5,111

Florida--5.3%    AAA       Aaa      7,170   Florida State Board of Education, Lottery Revenue Bonds,
                                            Series A, 5% due 7/01/2014 (f)                                         7,176
                 AAA       Aaa      5,000   Florida State Division Board/Department of Finance, General
                                            Services Revenue Bonds (Environmental Preservation 2000
                                            Project), Series A, 5.25% due 7/01/2010 (c)                            5,220
                 NR*       NR*      1,050   Lee County, Florida, IDA, Healthcare Facilities Revenue
                                            Bonds (Cypress Cove Health Park),Series A, 6.375% due 10/01/2025       1,101

Illinois--7.1%   NR*       Aaa      4,500   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A-1,
                                            6.45% due 9/01/2029                                                    4,920
                                            Illinois Development Finance Authority, PCR, Refunding
                                            (Illinois Power Company Village Project) (c):
                 AAA       Aaa      3,000      Series A, 5.40% due 3/01/2028                                       3,022
                 AAA       Aaa     10,000      Series B, 5.40% due 3/01/2028                                      10,069

Indiana--1.4%    NR*       NR*      3,500   Indiana Health Facilities Financing Authority Revenue
                                            Bonds (Hartsfield Community Village Project), Series A,
                                            6.375% due 8/15/2027                                                   3,587

Louisiana--0.4%  A1+       P1       1,000   Saint Charles Parish, Louisiana, PCR, Refunding
                                            (Shell Oil Company Project), VRDN, 3.65% due 10/01/2025 (b)            1,000

Maryland--3.9%   NR*       NR*      9,000   Maryland State Energy Financing Administration, Limited
                                            Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                            AMT, 7.40% due 9/01/2019                                               9,956

Massachusetts    AAA       Aaa     10,000   Massachusetts State, HFA, RITR, Series 29, 6.82% due
--4.0%                                      12/01/2028 (c)(e)                                                     10,172

Michigan--0.7%   A1+       P1         300   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company), VRDN, Series CC,
                                            3.65% due 9/01/2030 (b)                                                  300
                 NR*       NR*      1,375   Tawas City, Michigan, Hospital Finance Authority, Revenue
                                            Refunding Bonds (St. Joseph Health System), Series A,
                                            5.75% due 2/15/2023                                                    1,377

Montana--1.2%    AA        Aa2      2,965   Montana State Board of Housing, S/F Mortgage Refunding Bonds,
                                            Series A-1, 5.95% due 12/01/2027                                       3,107

New Hampshire                               New Hampshire Higher Educational and Health Facilities
--3.4%                                      Authority Revenue Bonds:
                 NR*       Aaa      5,000      (Dartmouth College), Series A, AMT, 5.55% due 6/01/2023             5,047
                 BB-       NR*      1,250      (Littleton Hospital Association), Series A, 6% due 5/01/2028        1,258
                 NR*       Aaa      2,355      Refunding (Dartmouth College), 5.375% due 6/01/2023                 2,380

New Jersey       BBB-      NR*      3,500   New Jersey EDA, Revenue Refunding Bonds (First Mortgage-Fellowship
--1.4%                                      Village), Series A, 5.50% due 1/01/2018                                3,454

New Mexico       AA        Aa2      3,795   New Mexico State Severance Tax, Series B, 4.75% due 7/01/2008          3,826
--1.5%

New York--12.4%  AAA       Aaa      3,505   Metropolitan Transportation Authority of New York, Transportation
                                            Facilities Revenue Bonds, Series A, 5.625% due 7/01/2025 (c)           3,675
                 AAA       Aaa      3,955   Nassau County, New York, General Improvement Bonds, UT, Series X,
                                            5.10% due 11/01/2014 (d)                                               3,978
                 A-        A3       5,000   New York City, New York, GO, Refunding, Series G, 5.25%
                                            due 8/01/2016                                                          4,983
                 AAA       Aaa      7,860   New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, RITR, Series 11, 7.82% due
                                            6/15/2026 (a)(e)                                                       8,857
                 AAA       Aaa      4,000   New York State Dormitory Authority Revenue Bonds (North Shore
                                            University Hospital),5.25% due 11/01/2019 (c)                          4,021
                 AAA       Aaa      5,735   New York State Urban Development Corporation Revenue Bonds
                                            (Correctional Capital Facilities), Series 6, 5.375% due
                                            1/01/2025 (d)                                                          5,834

North Carolina   AA        Aa2      3,650   North Carolina HFA, S/F Project, Series TT, AMT, 5.60%
--1.5%                                      due 9/01/2019                                                          3,713

Ohio--4.0%       AAA       Aaa      5,000   Ohio HFA, Mortgage Revenue Bonds, RITR, AMT, Series 15,
                                            6.62% due 9/01/2019 (a)(e)(h)                                          5,051
                 NR*       NR*      2,500   Ohio State Water Development Authority, Solid Waste Disposal
                                            Revenue Bonds (Bay Shore Power Project), AMT, Series A,
                                            5.875% due 9/01/2020                                                   2,525
                 A-        NR*      2,500   Parma, Ohio, Hospital Improvement Revenue Refunding Bonds
                                            (Parma Community General Hospital Association), 5.35% due
                                            11/01/2018                                                             2,500




MuniHoldings Fund II, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
                 S&P      Moody's   Face                                                                       Value
STATE          Ratings   Ratings   Amount   Issue                                                             (Note 1a)
Pennsylvania     AAA       Aaa    $12,930   Allegheny County, Pennsylvania, Hospital Development Authority,
--13.8%                                     Health Center Revenue Bonds (University of Pittsburgh Medical
                                            Center System), 5.375% due 12/01/2025 (c)                          $  13,057
                 BBB-      Baa2     7,000   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (Environmental Improvement--USX Corporation), 5.60% due 9/01/2030      7,036
                 BBB-      Baa2     6,000   Bucks County, Pennsylvania, IDA, Environmental Improvement
                                            Revenue Refunding Bonds (USX Corporation Project),
                                            5.60% due 3/01/2033                                                    6,040
                 AAA       Aaa      2,200   Butler, Pennsylvania, Area School District Refunding Bonds,
                                            UT, Series B, 5.375% due 10/01/2018 (f)                                2,242
                 NR*       NR*      1,800   Dauphin County, Pennsylvania, General Authority Revenue Bonds
                                            (Office and Parking--Forum Place), Series A, 6% due 1/15/2025          1,796
                 NR*       NR*      3,000   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (First Mortgage--Meadowood), Series A, 6.25% due 12/01/2017            3,127
                 NR*       NR*      1,600   Philadelphia, Pennsylvania, Hospitals and Higher Educational
                                            Facilities Authority Revenue Refunding Bonds (The Philadelphia
                                            Protestant Home Project), Series A, 6.50% due 7/01/2027                1,665

Tennessee--0.7%  NR*       NR*      1,700   Hardeman County, Tennessee, Correctional Facilities Corporation
                                            Revenue Bonds, Series B, 7.375% due 8/01/2017 (g)                      1,871

Texas--12.1%     A1+       NR*      4,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.65% due
                                            12/01/2025 (b)                                                         4,000
                 AA        Aa2      3,000   Lower Neches Valley Authority, Texas, Industrial Development
                                            Corporation Revenue Refunding Bonds (Mobil Oil Corporation),
                                            AMT, 5.55% due 3/01/2033                                               3,077
                 BBB-      Baa3    13,300   Port Corpus Christi, Texas, Industrial Development Corporation,
                                            Revenue Refunding Bonds (Valero), Series C, 5.40% due 4/01/2018       13,202
                 AAA       Aaa     10,225   Texas State Turnpike Authority, Dallas North Thruway
                                            Revenue Bonds (President George Bush Turnpike), 5.25% due
                                            1/01/2023 (f)                                                         10,232

Virginia--3.8%   NR*       NR*      2,500   Dulles Town Center Community Development Authority, Virginia,
                                            Special Assessment Tax Bonds (Dulles Town Center Project),
                                            6.25% due 3/01/2026                                                    2,527
                                            Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                            Bonds (Route 895 Connector):
                 NR*       Ba1      6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2030                       852
                 BBB-      Baa3    48,400      Senior Series B, 5.95%** due 8/15/2033                              6,247

West Virginia    A         A2      12,800   Braxton County, West Virginia, Solid Waste Disposal Revenue
--5.0%                                      Refunding Bonds (Weyerhaeuser Company Project), AMT,
                                            5.40% due 5/01/2025                                                   12,700

                 Total Investments (Cost--$253,115)--100.4%                                                      254,141

                 Variation Margin on Financial Futures Contracts--0.0%***                                             (3)

                 Liabilities in Excess of Other Assets--0.4%                                                        (890)
                                                                                                                --------
                 Net Assets--100.0%                                                                             $253,248
                                                                                                                ========


              (a)FSA Insured.
              (b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
              (c)MBIA Insured.
              (d)AMBAC Insured.
              (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
              (f)FGIC Insured.
              (g)All or a portion of security held as collateral in connection with open financial futures contracts.

                 See Notes to Financial Statements.

              (h)GNMA Collateralized.
                *Not Rated.
               **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
              ***Financial futures contracts sold as of July 31, 1998 were as follows:
                                                                      (in Thousands)
                 Number of                              Expiration        Value
                 Contracts        Issue                    Date      (Notes 1a & 1b)

                   100      US Treasury Bonds         September 1998      $12,259
                                                                          -------
                 Total Financial Futures Contracts Sold
                 (Total Contract Price--$12,165)                          $12,259
                                                                          =======

                 Ratings of issues shown have not been audited by Ernst & Young LLP.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of July 31, 1998
Assets:             Investments, at value (identified cost--$253,114,549) (Note 1a)                         $254,141,472
                    Cash                                                                                          82,730
                    Receivables:
                      Interest                                                             $  3,831,301
                      Securities sold                                                         2,425,670        6,256,971
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      17,366
                    Prepaid expenses and other assets                                                              5,628
                                                                                                            ------------
                    Total assets                                                                             260,504,167
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    6,540,633
                      Dividends to shareholders (Note 1f)                                       263,570
                      Offering costs (Note 1e)                                                  114,659
                      Investment adviser (Note 2)                                                91,604
                      Variation margin (Note 1b)                                                  3,125        7,013,591
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       242,627
                                                                                                            ------------
                    Total liabilities                                                                          7,256,218
                                                                                                            ------------

Net Assets:         Net assets                                                                              $253,247,949
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,480 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                              $  87,000,000
                      Common Stock, par value $.10 per share (11,073,334
                      shares issued and outstanding)                                       $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                        917,013
                    Accumulated realized capital losses on investments--net (Note 5)           (567,885)
                    Unrealized appreciation on investments--net                                 933,173
                                                                                           ------------
                    Total--Equivalent to $15.01 net asset value per share of
                    Common Stock (market price--$14.25)                                                      166,247,949
                                                                                                            ------------
                    Total capital                                                                           $253,247,949
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.




MuniHoldings Fund II, Inc., July 31, 1998


STATEMENT OF OPERATIONS
                    For the Period February 27, 1998++ to July 31, 1998
Investment          Interest and amortization of premium and discount earned                                $  5,542,969
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    562,316
                    Commission fees (Note 4)                                                     59,421
                    Professional fees                                                            20,778
                    Accounting services (Note 2)                                                 18,296
                    Directors' fees and expenses                                                 11,913
                    Transfer agent fees                                                           8,402
                    Listing fees                                                                  8,085
                    Custodian fees                                                                7,701
                    Pricing fees                                                                  2,799
                    Amortization of organization expenses (Note 1e)                               1,634
                    Other                                                                        12,283
                                                                                           ------------
                    Total expenses before reimbursement                                         713,628
                    Reimbursement of expenses (Note 2)                                         (408,235)
                                                                                           ------------
                    Total expenses after reimbursement                                                           305,393
                                                                                                            ------------
                    Investment income--net                                                                     5,237,576
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (567,885)
Unrealized Gain     Unrealized appreciation on investments--net                                                  933,173
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,602,864
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                       Feb. 27, 1998++ to
                    Increase (Decrease) in Net Assets:                                                     July 31, 1998
Operations:         Investment income--net                                                                  $  5,237,576
                    Realized loss on investments--net                                                           (567,885)
                    Unrealized appreciation on investments--net                                                  933,173
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       5,602,864
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (3,162,976)
(Note 1f):            Preferred Stock                                                                         (1,157,587)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (4,320,563)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                   166,000,005
Transactions        Proceeds from issuance of Preferred Stock                                                 87,000,000
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance of Common Stock                 (314,402)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (819,960)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       251,865,643
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             253,147,944
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $253,247,949
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    917,013
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



MuniHoldings Fund II, Inc., July 31, 1998


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Feb. 27, 1998++ to
                    Increase (Decrease) in Net Asset Value:                                                July 31, 1998
Per Share           Net asset value, beginning of period                                                        $  15.00
Operating                                                                                                       --------
Performance:        Investment income--net                                                                           .47
                    Realized and unrealized gain on investments--net                                                 .04
                                                                                                                --------
                    Total from investment operations                                                                 .51
                                                                                                                --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.29)
                                                                                                                --------
                    Capital charge resulting from issuance of Common Stock                                          (.03)
                                                                                                                --------
                    Effect of Preferred Share activity++++:
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                                                                        (.10)
                    Capital charge resulting from issuance of Preferred Stock                                       (.08)
                                                                                                                --------
                    Total effect of Preferred Stock activity                                                        (.18)
                                                                                                                --------
                    Net asset value, end of period                                                              $  15.01
                                                                                                                ========
                    Market price per share, end of period                                                       $  14.25
                                                                                                                ========

Total Investment    Based on market price per share                                                               (3.14%)+++
Return:**                                                                                                       ========
                    Based on net asset value per share                                                             2.03%+++
                                                                                                                ========

Ratios to Average   Expenses, net of reimbursement                                                                  .30%*
Net Assets:***                                                                                                  ========
                    Expenses                                                                                        .71%*
                                                                                                                ========
                    Investment income--net                                                                         5.21%*

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                            $166,248
Data:                                                                                                           ========
                    Preferred Stock outstanding, end of period (in thousands)                                   $ 87,000
                                                                                                                ========
                    Portfolio turnover                                                                            64.62%
                                                                                                                ========

Leverage:           Asset coverage per $1,000                                                                   $  2,911
                                                                                                                ========

Dividends           Series A--Investment income--net                                                            $    325
Per Share on                                                                                                    ========
Preferred Stock     Series B--Investment income--net                                                            $    340
Outstanding:                                                                                                    ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
                 +++Aggregate total investment return.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on February 27, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on February 18, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.



MuniHoldings Fund II, Inc., July 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the period February 27, 1998 to July 31, 1998, FAM earned fees of $562,316, of which $366,801 was reimbursed. In addition, FAM reimbursed the Fund $41,434 in additional expenses.

During the period February 27, 1998 to July 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $652,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period February 27, 1998 to July 31, 1998 were $383,468,022 and $135,327,137, respectively.

Net realized losses for the period February 27, 1998 to July 31, 1998 and net unrealized gains (losses) as of July 31, 1998 were as follows:

                                                  Unrealized
                                     Realized       Gains
                                      Losses       (Losses)

Long-term investments            $   (273,291)  $  1,026,923
Financial futures contracts          (294,594)       (93,750)
                                 ------------   ------------
Total                            $   (567,885)  $    933,173
                                 ============   ============


As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,026,923, of which $1,323,335 related to appreciated securities and $296,412 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $253,114,549.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period February 27, 1998 to July 31, 1998 increased by 11,066,667 as a result of the initial offering. Prior to February 27, 1998 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 1998 were as follows: Series A, 3.35% and Series B, 3.35%.

In connection with the offering of AMPS, the Board of Directors reclassified 3,480 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period February 27, 1998 to July 31, 1998 increased by 3,480 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period February 27, 1998 to July 31, 1998, MLPF&S earned $52,985 as commissions.


5. Capital Loss Carryforward:
At July 31, 1998, the Fund had a net capital loss carryforward of approximately $662,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On August 6, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068655 per share, payable on August 28, 1998 to shareholders of record as of August 21, 1998.


<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 1998, and the related statements of operations and changes in net assets, and financial highlights for the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for the period from February 27, 1998 to July 31, 1998 in conformity with generally accepted accounting principles.

(Ernst & Young LLP)
Princeton, New Jersey
September 2, 1998
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended
July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.
Please retain this information for your records.


MuniHoldings Fund II, Inc., July 31, 1998


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of July 31, 1998 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  46.1%
AA/Aa                                     6.5
A/A                                      12.4
BBB/Baa                                  16.2
BB/Ba                                     0.8
B/B                                       2.8
NR (Not Rated)                           13.5
Other++                                   2.1


[FN]
++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MUH